                                                                               .
                                                                               .
                                                                               .

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior Payment Date:                             $            -
Available Funds:
    Contract payments received in this period                                                  $   525,752.74
    Sales, Use and Property Tax, Maintenance, Late Charges                                     $   100,345.58
    Prepayment Amount related to early termination in this period                              $     2,995.16
    Servicer Advance                                                                           $            -
    Proceeds received from recoveries on previously Defaulted Contracts                        $    66,933.06
    Proceeds on closed accounts (Chargeoffs/Settlements)                                       $ 1,711,013.16
    Transfer from Reserve Account                                                              $            -
    Interest Earned on Collection Account                                                      $     1,301.84
    Interest Earned on CSA Reserve Account                                                     $         8.14
    Funds allocated if shortfall exists from the CSA Reserve Account                           $            -
    Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution            $            -
    Amounts paid under Insurance Policies                                                      $            -
    Any other amounts                                                                          $            -
                                                                                               --------------
    Total Available Funds                                                                      $ 2,408,349.68
    Less Amounts to be Retained in Collection Account                                          $            -
                                                                                               --------------
    AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                                  $ 2,408,349.68
                                                                                               ==============

    DISTRIBUTION OF FUNDS:
    1.  To Trustee-Fees & Expenses                                                             $     3,027.84
    2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances             $            -
    3.  To Servicer, Tax, Maintenance, Late Charges                                            $   100,345.58
    4.  To Servicer, Servicing Fee and other Servicing Compensations                           $    16,095.50
    5.  To Noteholders
           Class A1 Interest                                                                   $            -
           Class A2 Interest                                                                   $            -
           Class A3 Interest                                                                   $            -
           Class A4 Interest                                                                   $            -
           Class A5 Interest                                                                   $    46,101.61
           Class B Interest                                                                    $     2,377.99
           Class C Interest                                                                    $     4,977.82
           Class D Interest                                                                    $     3,588.36
           Class E Interest                                                                    $     5,970.39
           Class A1 Principal                                                                  $            -
           Class A2 Principal (distributed after A1 Note matures)                              $            -
           Class A3 Principal (distributed after A2 Note matures)                              $            -
           Class A4 Principal (distributed after A3 Note matures)                              $            -
           Class A5 Principal (distributed after A4 Note matures)                              $ 2,225,864.58
           Class B Principal                                                                   $            -
           Class C Principal                                                                   $            -
           Class D Principal                                                                   $            -
           Class E Principal                                                                   $            -
    6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
          (Provided no Amortization Event)                                                     $            -
    7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
         a)  Residual Interest (Provided no Restricting or Amortization Event in effect)       $            -
         b)  Residual Principal (Provided no Restricting or Amortization Event in effect)      $            -
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event
               in effect)                                                                      $            -
                                                                                               --------------
    TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                                  $ 2,408,349.68
                                                                                               ==============
    End of Period Collection Account Balance (Includes Payments in Advance & Restricting
      Event Funds (If any))                                                                    $            -
                                                                                               ==============

II. RESERVE ACCOUNT
    Beginning Balance                                                                          $            -
         -Add Investment Earnings                                                              $            -
         -Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                       $            -
         -Less Distribution to Certificate Account                                             $            -
                                                                                               --------------
    End of Period Balance                                                                      $            -
                                                                                               ==============
    Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
    (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no
      Amortization Event))                                                                     $            -

    CSA RESERVE ACCOUNT
    Aggregate Beginning Balance*                                                                                 $   601,551.74
         -Add Aggregate Investment Earnings                                                                      $       473.42
         -Add Series 1999-1 Amounts Deposited                                                                    $            -
         -Add Amounts Deposited for All Other Securitizations                                                    $ 2,881,038.84
                                                                                                                 --------------
    SubTotal Available Funds                                                                                     $ 3,483,064.00

    Amount Available to this series for payment of Claims based on Note Balances
      of all securitizations                                                                   $    10,302.33
         -Less Total Claims submitted for Series 1999-1                                                          $       (38.68)
         -Less Current Month Claims submitted for all other deals                                                $    (6,349.50)
         -Less Transfer of Investment Earnings to Available Funds for all
            Securitizations                                                                                      $      (473.42)
                                                                                                                 --------------
    Aggregate End of Period Balance                                                                              $ 3,476,202.40
                                                                                                                 ==============

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
    Beginning Aggregate Principal Balance of the Class A Notes                                 $ 8,394,830.15

    Class A Overdue Interest, If Any                                                           $            -
    Class A Monthly Interest                                                                   $    46,101.61
    Class A Overdue Principal, If Any                                                          $            -
    Class A Monthly Principal                                                                  $ 2,225,864.58
                                                                                               --------------

                                                                                               --------------
    Ending Aggregate Principal Balance of the Class A Notes                                    $ 6,168,965.56
                                                                                               ==============

IV.  CLASS A NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class A Notes
                Class A1                                                                       $            -
                Class A2                                                                       $            -
                Class A3                                                                       $            -
                Class A4                                                                       $            -
                Class A5                                                                       $ 8,394,830.15
                                                                                               --------------
                                                                                               $ 8,394,830.15

    Class A Monthly Interest
                Class A1 (Actual Number Days/360)                                              $            -
                Class A2                                                                       $            -
                Class A3                                                                       $            -
                Class A4                                                                       $            -
                Class A5                                                                       $    46,101.61

    Class A Monthly Principal
                Class A1                                                                       $            -
                Class A2                                                                       $            -
                Class A3                                                                       $            -
                Class A4                                                                       $            -
                Class A5                                                                       $ 2,225,864.58
                                                                                               --------------
                                                                                               $ 2,225,864.58

    Ending Principal Balance of the Class A Notes
                Class A1                                                                       $            -
                Class A2                                                                       $            -
                Class A3                                                                       $            -
                Class A4                                                                       $            -
                Class A5                                            CUSIP 23334PAE3            $ 6,168,965.56
                                                                                               --------------
                                                                                               $ 6,168,965.56
                                                                                               ==============
    CLASS A5
    --------------------------------------------------------------------------------------
    Interest Paid Per $1,000                                     Original Face $42,620,000          1.0816896
    Principal Paid Per $1,000                                    Original Face $42,620,000         52.2258231
    Ending Principal                                                 Balance Factor                 0.1447434
    --------------------------------------------------------------------------------------

V.   CLASS B NOTE PRINCIPAL BALANCE                                  CUSIP 23334PAF0
    Beginning Principal Balance of the Class B Notes                                           $   439,690.60

    Class B Overdue Interest, If Any                                                           $            -
    Class B Monthly Interest                                                                   $     2,377.99
    Class B Overdue Principal, If Any                                                          $            -
    Class B Monthly Principal                                                                  $            -
                                                                                               --------------
                                                                                               --------------
    Ending Principal Balance of the Class B Notes                                              $   439,690.60
                                                                                               ==============
    -------------------------------------------------------------------------------------
    Interest Paid Per $1,000                                     Original Face $3,768,000           0.6311023
    Principal Paid Per $1,000                                    Original Face $3,768,000           0.0000000
    Ending Principal                                                 Balance Factor                 0.1166907
    -------------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE                                 CUSIP 23334PAG8
    Beginning Principal Balance of the Class C Notes                                           $   880,381.29

    Class C Overdue Interest, If Any                                                           $            -
    Class C Monthly Interest                                                                   $     4,977.82
    Class C Overdue Principal, If Any                                                          $            -
    Class C Monthly Principal                                                                  $            -
                                                                                               --------------
                                                                                               --------------
    Ending Principal Balance of the Class C Notes                                              $   880,381.29
                                                                                               ==============

    -------------------------------------------------------------------------------------
    Interest Paid Per $1,000                                     Original Face $7,537,000           0.6604514
    Principal Paid Per $1,000                                    Original Face $7,537,000           0.0000000
    Ending Principal                                                 Balance Factor                 0.1168079
    -------------------------------------------------------------------------------------

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

VII. CLASS D NOTE PRINCIPAL BALANCE                                 CUSIP 23334PAH6
    Beginning Principal Balance of the Class D Notes                                           $   586,254.14

    Class D Overdue Interest, If Any                                                           $            -
    Class D Monthly Interest                                                                   $     3,588.36
    Class D Overdue Principal, If Any                                                          $            -
    Class D Monthly Principal                                                                  $            -
                                                                                               --------------
                                                                                               --------------
    Ending Principal Balance of the Class D Notes                                              $   586,254.14
                                                                                               ==============

    -------------------------------------------------------------------------------------
    Interest Paid Per $1,000                                     Original Face $5,024,000           0.7142444
    Principal Paid Per $1,000                                    Original Face $5,024,000           0.0000000
    Ending Principal                                                  Balance Factor                0.1166907
    -------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE                                CUSIP 23334PAJ2
    Beginning Principal Balance of the Class E Notes                                           $   734,817.69

    Class E Overdue Interest, If Any                                                           $            -
    Class E Monthly Interest                                                                   $     5,970.39
    Class E Overdue Principal, If Any                                                          $            -
    Class E Monthly Principal                                                                  $            -
                                                                                               --------------
                                                                                               --------------
    Ending Principal Balance of the Class E Notes                                              $   734,817.69
                                                                                               ==============

    -------------------------------------------------------------------------------------
    Interest Paid Per $1,000                                     Original Face $6,282,000           0.9503970
    Principal Paid Per $1,000                                    Original Face $6,282,000           0.0000000
    Ending Principal                                                  Balance Factor                0.1169719
    -------------------------------------------------------------------------------------

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
    Beginning Residual Principal Balance                                                       $            -

    Residual Interest                                                                          $            -
    Residual Principal                                                                         $            -
                                                                                               --------------
                                                                                               --------------
    Ending Residual Principal Balance                                                          $            -
                                                                                               ==============

X. PAYMENT TO SERVICER
    -Collection period Servicer Fee to USB                                                     $    16,095.50
    -Servicer Advances Reimbursement                                                           $            -
    -Tax, Maintenance, Late Charges                                                            $   100,345.58
                                                                                               --------------
    Total amounts due to Servicer                                                              $   116,441.08
                                                                                               ==============

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A (SEE EXHIBIT B)
    Aggregate Discounted Contract Balance at the beginning of the related Collection Period                      $ 5,846,744.87

      Portion of ADCB at the BEGINNING of the related Collection Period that is Current        $ 5,584,795.18
      Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
        Payments                                                                               $   261,949.69

      Portion of ADCB at the END of the related Collection Period that is Current              $ 5,252,007.34
      Portion of ADCB at the END of the related Collection Period that is Delinquent
        Payments                                                                               $   252,114.72

                                                                                                                 --------------
    Aggregate Discounted Contract Balance at the end of the related Collection Period                            $ 5,504,122.06
                                                                                                                 ==============

    (Increase)/Decrease in Aggregate Discounted Contract Balance                                                 $   342,622.81

POOL B (SEE EXHIBIT C)
    Aggregate Discounted Contract Balance at the beginning of the related Collection Period                      $   836,110.15

      Portion of ADCB at the BEGINNING of the related Collection Period that is Current        $   611,085.15
      Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
        Payments                                                                               $   225,025.00

      Portion of ADCB at the END of the related Collection Period that is Current              $   235,533.15
      Portion of ADCB at the END of the related Collection Period that is Delinquent
        Payments                                                                               $     4,002.42

                                                                                                                 --------------
    Aggregate Discounted Contract Balance at the end of the related Collection Period                            $   239,535.57
                                                                                                                 ==============

    (Increase)/Decrease in Aggregate Discounted Contract Balance                                                 $   596,574.58

                                                                                                                 --------------
    AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            $ 5,743,657.63
                                                                                                                 ==============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

Lease #
--------------------------------------------------------------------------------
(See EXHIBIT A)                                                                                 Current Month       Cumulative
                                                                                               --------------    ----------------
                          Pool A Total Discounted Present Value                                $    16,208.61    $   5,610,908.50
                          Pool B Total Discounted Present Value                                $   591,628.25    $   1,004,226.48
                                                                                                                 ----------------
a)  Discounted Contract Balances of all Defaulted Contracts                                                      $   6,615,134.98
b)  ADCB at Closing Date                                                                                         $ 251,182,193.26
c)  (Cannot Exceed 6% over the Life of the Pool)                                                                             2.63%

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                            Predecessor
                                                                Discounted               Predecessor         Discounted
Lease #                                                        Present Value               Lease #         Present Value
--------------------------------------------------------      --------------             -----------      ----------------
2199-001                                                      $ 1,112,975.58              1881-001        $   2,435,321.88
1231-041                                                      $   953,502.31
1560-013                                                      $   342,866.78
         Cash                                                 $    25,977.21
3323-002                                                      $   932,975.98               912-501        $     492,124.09
3330-002                                                      $   784,394.56               917-501        $     536,814.08
                                                              --------------
                                                                                           917-502        $     578,192.91
                                                                                           920-501        $      35,076.58
                                                                                          1912-001        $      34,364.63
                                                                                                          ----------------
                                        Totals:               $ 4,152,692.42                              $   4,111,894.17

a) Discounted Contract Balances of All Prepaid Contracts                                                  $   4,111,894.17
b) ADCB of Pool A at Closing Date                                                                         $ 201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      2.04%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                          $         -
b) Total Discounted Contract Balance of Substitute Receivables                           $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                          $         -

Changes in any of the above detail during the related Collection Period                  YES              NO      X
                                                                                         ----------------------------------

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                            Predecessor
                                                                Discounted               Predecessor         Discounted
Lease #                                                        Present Value               Lease #         Present Value
--------------------------------------------------------      --------------             -----------      ----------------
NONE

                                        Totals:               $            -

a) Discounted Contract Balances of All Prepaid Contracts                                                  $             -
b) ADCB of Pool B at Closing Date                                                                         $  50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                        0.00%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                          $         -
b) Total Discounted Contract Balance of Substitute Receivables                           $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                          $         -

Changes in any of the above detail during the related Collection Period                  YES              NO      X
                                                                                         ---------------------------------

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                            Predecessor
                                                                Discounted               Predecessor         Discounted
Lease #                                                        Present Value               Lease #         Present Value
--------------------------------------------------------      --------------             -----------      ----------------
408-502                                                       $   495,646.95                277-103       $   2,561,363.27
1042-501                                                      $ 1,631,421.93               1513-002       $     953,250.10
2375-001                                                      $ 1,286,730.05               1725-002       $     588,254.35
1097-506                                                      $   675,567.93
           Cash                                               $    13,500.87
2545-002                                                      $   964,543.83               2205-001       $   3,763,600.22
2907-001                                                      $   472,557.70
2000667-2                                                     $   190,558.39
2004051-2                                                     $   695,143.77
2004051-3                                                     $   993,964.93
2004887-1                                                     $   212,022.60
2005804-1                                                     $   236,366.53
                                                              --------------                              ----------------
                                        Totals:               $ 7,868,025.48                              $   7,866,467.94

a) Discounted Contract Balances of All Non-Performing Contracts                                           $   7,866,467.94
b) ADCB of Pool A at Closing Date                                                                         $ 201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      3.91%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                          $         -
b) Total Discounted Contract Balance of Substitute Receivables                           $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                          $         -

Changes in any of the above detail during the related Collection Period                  YES              NO      X
                                                                                         ---------------------------------

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                            Predecessor
                                                                Discounted               Predecessor         Discounted
Lease #                                                        Present Value               Lease #         Present Value
--------------------------------------------------------      --------------             -----------      ----------------
1528-003                                                      $   642,004.10                960-501       $      82,012.38
2826-003                                                      $   205,317.69                960-502       $      28,390.17
2906-001                                                      $   496,511.61               1043-501       $     641,289.38
           Cash                                               $     3,932.26               1043-502       $     596,073.73
                                                              --------------                              ----------------
                                             Totals:          $ 1,347,765.66                              $   1,347,765.66

a) Discounted Contract Balances of all Contracts Substituted                                              $   1,347,765.66
b) ADCB of Pool B at Closing Date                                                                         $  50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      2.69%

Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables                          $         -
b) Total Discounted Contract Balance of Substitute Receivables                           $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement 7.02                                                          $         -

Changes in any of the above detail during the related Collection Period                  YES              NO     X
                                                                                         ---------------------------------

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

XV. POOL PERFORMING MEASUREMENTS

1   Aggregate Discounted Contract Balance
    Contracts Delinquent > 90 days
    - This Month :                                                                                        $     121,704.15
    -1 Month Prior :                                                                                      $     742,558.64
    -2 Months Prior :                                                                                     $   1,211,785.44
                                                                                                          ----------------
    Total                                                                                                 $   2,076,048.23

    a) 3 Month Average:                                                                                   $     692,016.08

    Total Outstanding Contracts
    - This Month :                                                                                        $   5,743,657.63
    -1 Month Prior :                                                                                      $   6,682,855.02
    -2 Months Prior :                                                                                     $   7,565,337.78
                                                                                                          ----------------
    Total                                                                                                 $  19,991,850.42

    b) 3 Month Average:                                                                                   $   6,663,950.14
    c) a/b                                                                                                           10.38%

2.  Does a Delinquency Condition Exist (1c > 6%)?                                                                YES
                                                                                                          ----------------

3.  Restricting Event Check
    A. A Delinquency Condition Exists for Current Period?                                                        YES
                                                                                                          ----------------
    B. An Indenture Event of Default has occurred and is then Continuing? *                                      NO
                                                                                                          ----------------

4.  Has a Servicer Event of Default Occurred? *                                                                  NO
                                                                                                          ----------------

5.  Amortization Event?                                                                                          YES
                                                                                                          ----------------

6.  Aggregate Discounted Contract Balance at Closing Date                                                 $ 251,182,193.26

    Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

    A.D.C.B **
    ----------
    30 Days Overdue                                                                                       $       1,904.40
    60 Days Overdue                                                                                       $     119,872.00
    90 Days Overdue                                                                                       $              -
    120 Days Overdue                                                                                      $     121,704.15
    150 Days Overdue                                                                                      $              -
    180 Days Overdue                                                                                      $              -
                                                                                                          ----------------
                                                                                                          $     243,480.55

    % OF TOTAL                                                                                            $   5,743,657.63
    ----------
    A.D.C.B
    30 Days Overdue                                                                                                  0.033%
    60 Days Overdue                                                                                                  2.087%
    90 Days Overdue                                                                                                  0.000%
    120 Days Overdue                                                                                                 2.119%
    150 Days Overdue                                                                                                 0.000%
    180 Days Overdue                                                                                                 0.000%

------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing
   Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                                                           Payment Date: 8/13/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS

                                                   Discounted
Default Month    Contract #      Pool           Contract Balance
-------------    -----------     ----           ----------------
       Aug-03    0000863-506     B              $       9,874.69
       Oct-03    0001229-106     A              $   1,453,645.06
       Nov-03    0002116-001     A              $      81,267.15
       Jan-04    0001904-001     A              $     338,639.96
       Jan-04    0001904-002     A              $     318,650.28
       Jan-04    0002178-001     A              $     337,269.84
       Jan-04    0001907-002     A              $      48,688.29
       Jan-04    0003323-002     A              $     599,710.84
       Jan-04    0001907-005     A              $      24,181.27
       Jan-04    0003330-002     A              $     504,203.81
       Jan-04    0001907-001     A              $     127,440.56
       Jan-04    0001907-003     A              $      70,953.61
       Jan-04    0001907-004     A              $      15,842.90
       Feb-04    0001809-003     A              $      10,433.58
       Feb-04    0001950-001     A              $      80,387.32
       Feb-04    0002375-001     A              $     597,529.28
       Feb-04    0001918-001     A              $       9,765.81
       Feb-04    0002186-002     B              $      52,427.92
       Feb-04    0002186-001     B              $     264,916.51
       May-04    0001945-001     A              $     905,342.60
       Jun-04    2214-001        A              $      60,288.68
       Jun-04    9803678-501     A              $         264.82
       Jun-04    1619-005        A              $       8,157.25
       Jul-04    1003-002        A              $      10,225.64
       Jul-04    1640-005        A              $       3,515.68
       Jul-04    1686-004        A              $       2,467.29
       Jul-04    1945-002        B              $     248,385.88
       Jul-04    1945-003        B              $     105,531.78
       Jul-04    1945-004        B              $     112,747.12
       Jul-04    1945-005        B              $      52,696.21
       Jul-04    1945-006        B              $      72,267.26
CHARGEOFFS
       Dec-03    3011206-307     A              $         440.66
       Apr-04    9803975-501     A              $         880.94
 SETTLEMENT
       Jan-04    0001305-007     B              $      85,379.11
       Apr-04    998-501         A              $           9.87
       Mar-04    9805300-101     A              $              -
       Apr-04    9900075-401     A              $         705.52
                                                ----------------
                                                $   6,615,134.98
                                                ================

CURRENT MONTH DEFAULTS RETURNED TO ADCB
       Feb-04    0002103-002     A              $      11,246.70
       Feb-04    0002104-002     A              $      11,379.79
       Feb-04    0002057-001     A              $      58,279.76
       Feb-04    0001574-006     A              $     447,875.02
       Feb-04    0002104-001     A              $     430,278.45
       Feb-04    0002103-001     A              $     452,641.63
       Feb-04    0001574-007     A              $       9,993.21
       Apr-04    1935-001        A              $      71,552.25
       May-04    0000873-007     A              $      50,323.33
       May-04    0001231-032     A              $      71,797.51
       May-04    0001829-003     A              $     105,625.00
       May-04    0004188-401     A              $       5,451.63
       Jun-04    1231-041        A              $     409,058.78

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A EXHIBIT B

                       JUNE ADCB        JUNE DELINQ         JULY ADCB        JULY DELINQ
001-2041076-402    $              -    $           -     $            -     $           -
001-3091316-103    $              -    $           -     $            -     $           -
022-5111018-102    $              -    $           -     $            -     $           -
002-9600645-602    $              -    $           -     $            -     $           -
001-9704153-704    $              -    $           -     $            -     $           -
001-9702198-504    $              -    $           -     $            -     $           -
001-0001506-002    $              -    $           -     $            -     $           -
001-0001609-005    $              -    $           -     $            -     $           -
001-0001738-003    $              -    $           -     $            -     $           -
001-0001743-002    $              -    $           -     $            -     $           -
001-0001830-004    $              -    $           -     $            -     $           -
001-0001843-002    $              -    $           -     $            -     $           -
001-0001859-001    $              -    $           -     $            -     $           -
001-0001918-003    $              -    $           -     $            -     $           -
001-0001921-001    $              -    $           -     $            -     $           -
001-0001963-001    $              -    $           -     $            -     $           -
001-0001967-003    $              -    $           -     $            -     $           -
001-0001972-001    $              -    $           -     $            -     $           -
001-0001995-001    $              -    $           -     $            -     $           -
022-9801196-102    $              -    $           -     $            -     $           -
001-0002087-001    $              -    $           -     $            -     $           -
013-9804221-501    $              -    $           -     $            -     $           -
001-0002096-001    $              -    $           -     $            -     $           -
001-0002096-002    $              -    $           -     $            -     $           -
001-0002096-003    $              -    $           -     $            -     $           -
001-0002096-004    $              -    $           -     $            -     $           -
001-0002096-005    $              -    $           -     $            -     $           -
001-0002096-006    $              -    $           -     $            -     $           -
001-0002096-007    $              -    $           -     $            -     $           -
001-0002096-008    $              -    $           -     $            -     $           -
001-0002096-009    $              -    $           -     $            -     $           -
001-0002096-010    $              -    $           -     $            -     $           -
001-0002108-001    $              -    $           -     $            -     $           -
001-0002111-001    $              -    $           -     $            -     $           -
022-9801973-102    $              -    $           -     $            -     $           -
002-9802002-603    $              -    $           -     $            -     $           -
001-0002145-001    $              -    $           -     $            -     $           -
001-0002201-001    $              -    $           -     $            -     $           -
001-9802766-602    $              -    $           -     $            -     $           -
001-9804477-101    $              -    $           -     $            -     $           -
012-9802867-401    $              -    $           -     $            -     $           -
031-9802991-701    $              -    $           -     $            -     $           -
001-9804562-501    $              -    $           -     $            -     $           -
001-9804571-401    $              -    $           -     $            -     $           -
001-1021003-408    $              -    $           -     $            -     $           -
001-9803023-501    $              -    $           -     $            -     $           -
001-9804615-601    $              -    $           -     $            -     $           -
001-9803066-501    $              -    $           -     $            -     $           -
022-9804640-101    $              -    $           -     $            -     $           -
001-9804790-501    $              -    $           -     $            -     $           -
001-9804848-401    $              -    $           -     $            -     $           -
001-9804849-401    $              -    $           -     $            -     $           -
031-9804850-701    $              -    $           -     $            -     $           -
001-9803163-502    $              -    $           -     $            -     $           -
001-9803228-501    $              -    $           -     $            -     $           -
001-9804869-601    $              -    $           -     $            -     $           -
001-9803414-501    $              -    $           -     $            -     $           -
001-9805029-401    $              -    $           -     $            -     $           -
001-9803449-601    $              -    $           -     $            -     $           -
001-9803488-101    $              -    $           -     $            -     $           -
001-9805318-901    $              -    $           -     $            -     $           -
031-9805428-701    $              -    $           -     $            -     $           -
001-9803630-501    $              -    $           -     $            -     $           -
001-9803716-601    $              -    $           -     $            -     $           -
001-9900028-901    $              -    $           -     $            -     $           -
001-9803855-501    $              -    $           -     $            -     $           -
031-9900095-701    $              -    $           -     $            -     $           -
001-9803904-401    $              -    $           -     $            -     $           -

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

001-9900221-901    $              -    $           -     $            -     $            -
001-9803943-501    $              -    $           -     $            -     $            -
001-9803947-401    $              -    $           -     $            -     $            -
001-9803972-401    $              -    $           -     $            -     $            -
001-9804207-501    $              -    $           -     $            -     $            -
013-9802545-101    $              -    $           -     $            -     $            -
001-0001946-004    $              -    $           -     $            -     $            -
001-0001986-002    $              -    $           -     $            -     $            -
001-0001738-005    $              -    $           -     $            -     $            -
001-0001828-003    $              -    $           -     $            -     $            -
001-0001788-001    $              -    $    5,517.90     $            -     $            -
001-0004232-401    $              -    $           -     $            -     $            -
001-0001022-501    $       1,370.84    $           -     $            -     $            -
001-0001883-001    $      17,631.97    $           -     $            -     $            -
001-0001826-001    $      25,033.02    $           -     $            -     $            -
001-0001171-005    $      99,408.40    $   29,808.00     $            -     $   119,872.00
001-0002143-001    $       4,752.22    $           -     $     2,383.16     $            -
001-0001857-002    $       4,159.96    $           -     $     2,781.53     $            -
001-0002143-002    $      11,709.92    $           -     $     5,872.33     $            -
001-0001824-007    $      29,319.65    $           -     $    27,934.83     $            -
001-0001097-506    $      66,859.73    $   68,058.15     $    53,646.00     $    68,058.15
001-0004193-401    $      60,601.47    $           -     $    56,567.15     $            -
003-2000667-002    $      63,717.24    $           -     $    60,144.43     $            -
001-0001560-013    $      72,918.52    $           -     $    66,484.47     $            -
001-0001830-005    $      87,466.73    $           -     $    67,967.27     $            -
003-2005804-001    $      82,230.79    $           -     $    77,889.16     $            -
001-0001824-006    $      83,444.47    $           -     $    78,458.05     $            -
001-0001996-001    $     105,098.05    $           -     $    87,840.51     $            -
001-0004193-405    $     103,551.95    $           -     $    96,658.36     $            -
001-0002907-001    $     144,523.97    $    1,515.00     $   127,204.06     $            -
001-0001917-001    $     267,936.13    $           -     $   250,806.07     $    18,724.61
001-0001830-002    $     408,970.31    $   46,804.00     $   364,600.20     $            -
001-0002107-001    $     773,796.64    $   45,459.97     $   732,941.69     $    45,459.96
001-0002063-001    $   1,264,743.71    $           -     $ 1,215,563.51     $            -
001-0001231-041    $              -    $  114,927.82     $   410,460.74     $            -    July - 2004 Return to ADCB
001-0001829-003                                          $   107,705.19     $            -    July - 2004 Return to ADCB
001-0000873-007                                          $    49,153.86     $            -    July - 2004 Return to ADCB
001-0001231-032                                          $    70,129.02     $            -    July - 2004 Return to ADCB
001-0001574-006                                          $   421,081.00     $            -    July - 2004 Return to ADCB
001-0001574-007                                          $     8,559.86     $            -    July - 2004 Return to ADCB
001-0002057-001                                          $    52,365.12     $            -    July - 2004 Return to ADCB
001-0002103-001                                          $   430,917.19     $            -    July - 2004 Return to ADCB
001-0002103-002                                          $    10,774.85     $            -    July - 2004 Return to ADCB
001-0002104-001                                          $   303,441.69     $            -    July - 2004 Return to ADCB
001-0002104-002                                          $     8,073.79     $            -    July - 2004 Return to ADCB
001-0001935-001                                          $            -     $            -    July - 2004 Return to ADCB
001-0004188-401                                          $     3,602.23     $            -    July - 2004 Return to ADCB
PAYOFFS
022-4051125-402    $              -    $           -     $            -     $            -    July, 2004 Payoff
012-9703049-701    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0001702-006    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9804245-101    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0002147-001    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9804678-701    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9803147-501    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9804991-502    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9803445-101    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9900018-401    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9900157-901    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-9804198-401    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0001984-002    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0001986-001    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0001946-003    $              -    $    3,021.00     $            -     $            -    July, 2004 Payoff
001-0001905-004    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0002192-001    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0001905-002    $              -    $           -     $            -     $            -    July, 2004 Payoff
001-0000867-505    $              -    $           -                                          June, 2004 Payoff
001-0000997-501    $              -    $           -                                          June, 2004 Payoff
001-0001984-001    $              -    $           -                                          June, 2004 Payoff
001-9802709-102    $              -    $           -                                          June, 2004 Payoff
001-9802709-103    $              -    $           -                                          June, 2004 Payoff

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

001-9804554-101    $              -    $           -                                          June, 2004 Payoff
001-9804771-601    $              -    $           -                                          June, 2004 Payoff
001-9900037-901    $              -    $           -                                          June, 2004 Payoff
001-9900175-401    $              -    $           -                                          June, 2004 Payoff
031-9900179-701    $              -    $           -                                          June, 2004 Payoff
031-9900212-701    $              -    $           -                                          June, 2004 Payoff
001-0002093-002    $              -    $           -                                          June, 2004 Payoff
001-0002081-001    $              -    $           -                                          June, 2004 Payoff
001-0001905-001    $              -    $           -                                          June, 2004 Payoff
001-0001016-501    $              -    $           -                                          May, 2004 Payoff
001-0001738-004    $              -    $           -                                          May, 2004 Payoff
001-0001740-004    $              -    $           -                                          May, 2004 Payoff
001-0001933-001    $              -    $           -                                          May, 2004 Payoff
001-0001933-002    $              -    $           -                                          May, 2004 Payoff
031-9804309-701    $              -    $           -                                          May, 2004 Payoff
013-9804492-101    $              -    $           -                                          May, 2004 Payoff
013-9804852-401    $              -    $           -                                          May, 2004 Payoff
001-9805364-401    $              -    $           -                                          May, 2004 Payoff
001-9804101-901    $              -    $           -                                          May, 2004 Payoff
001-0001987-001    $              -    $           -                                          May, 2004 Payoff
001-0001833-001    $              -    $           -                                          May, 2004 Payoff
001-0001833-002    $              -    $           -                                          May, 2004 Payoff
001-0001929-001    $              -    $           -                                          April, 2004 Payoff
001-0001938-002    $              -    $           -                                          April, 2004 Payoff
001-0001992-001    $              -    $           -                                          April, 2004 Payoff
001-9805028-901    $              -    $           -                                          April, 2004 Payoff
001-9805051-501    $              -    $           -                                          April, 2004 Payoff
001-9803456-501    $              -    $           -                                          April, 2004 Payoff
001-9803839-401    $              -    $           -                                          April, 2004 Payoff
001-9803947-402    $              -    $           -                                          April, 2004 Payoff
001-9804060-101    $              -    $           -                                          April, 2004 Payoff
013-9804264-401    $              -    $           -                                          April, 2004 Payoff
                   -----------------------------------------------------------------------
                   $   5,584,795.18    $  261,949.69     $ 5,252,007.34     $   252,114.72
                   =======================================================================

DEFAULTS
001-0001003-002    $              -    $   55,782.70     $            -     $    10,225.64    July, 2004 Default
001-0001640-005    $              -    $    3,515.68     $            -     $     3,515.68    July, 2004 Default
001-0001686-004    $              -    $    2,467.29     $            -     $     2,467.29    July, 2004 Default
001-0001619-005    $              -    $    8,157.25                                          June, 2004 Default
001-9803678-501    $              -    $      264.82                                          June, 2004 Default
001-0002214-001    $              -    $   39,566.89                                          June, 2004 Default
001-0001945-001                                                                               May, 2004 Default
001-0000998-501                                                                               April, 2004 Default
034-9900075-401                                                                               April, 2004 Default
001-9803975-501                                                                               April, 2004 Default
001-9805300-101                                                                               March, 2004 Default
001-0001809-003                                                                               February, 2004 Default
001-0001918-001                                                                               February, 2004 Default
001-0001950-001                                                                               February, 2004 Default
001-0002375-001                                                                               February, 2004 Default
                   -----------------------------------------------------------------------
                   JUNE DEFAULTS DCB   $  477,769.53     JULY DEFAULTS DCB  $    16,208.61
                   =======================================================================

  SETTLEMENTS                                                                          GAIN/LOSS
  -----------                                                                          ---------
001-0001930-002    $     902,774.75    $           -     July, 2004 Settlement       $   (47,268.17)
001-0001930-003    $     902,774.75    $           -     July, 2004 Settlement       $   (47,268.17)
001-0001730-005                                          May, 2004 Settlement        $    (1,021.95)
001-0001730-003                                          May, 2004 Settlement        $    (1,090.90)
RESTRUCTURES
001-0001231-041                                          July, 2004 Restructure      $     1,401.97
001-0001829-003                                          July, 2004 Restructure      $     2,080.19
001-0000873-007                                          July, 2004 Restructure      $    (1,169.48)
001-0001231-032                                          July, 2004 Restructure      $    (1,668.48)
001-0001574-006                                          July, 2004 Restructure      $   (26,794.02)
001-0001574-007                                          July, 2004 Restructure      $    (1,433.35)
001-0002057-001                                          July, 2004 Restructure      $    (5,914.64)
001-0002103-001                                          July, 2004 Restructure      $   (21,724.44)
001-0002103-002                                          July, 2004 Restructure      $      (471.86)
001-0002104-001                                          July, 2004 Restructure      $  (126,836.76)
001-0002104-002                                          July, 2004 Restructure      $    (3,306.00)
                   --------------------------------------------------------------------------------
                   JUNE TOTAL BALANCE  $5,846,744.87     JULY TOTAL BALANCE          $ 5,504,122.06
                   ================================================================================

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                                August 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL B EXHIBIT C

                          JUNE ADCB       JUNE DELINQ         JULY ADCB        JULY DELINQ
001-0000021-504    $                   -  $         -  $                    -  $         -
001-0000110-550    $                   -  $         -  $                    -  $         -
001-0000110-560    $                   -  $         -  $                    -  $         -
001-0000923-501    $                   -  $         -  $                    -  $         -
001-0000926-501    $                   -  $         -  $                    -  $         -
001-0000945-501    $                   -  $         -  $                    -  $         -
001-0000974-501    $                   -  $         -  $                    -  $         -
001-0000975-501    $                   -  $         -  $                    -  $         -
001-0001008-501    $                   -  $         -  $                    -  $         -
001-0001009-501    $                   -  $         -  $                    -  $         -
001-0001010-501    $                   -  $         -  $                    -  $         -
001-0001020-501    $                   -  $         -  $                    -  $         -
001-0001021-501    $                   -  $         -  $                    -  $         -
001-0001026-501    $                   -  $         -  $                    -  $         -
001-0001028-501    $                   -  $         -  $                    -  $         -
001-0001035-506    $                   -  $         -  $                    -  $         -
001-0001039-501    $                   -  $         -  $                    -  $         -
001-0001579-004    $                   -  $         -  $                    -  $         -
001-0002073-003    $                   -  $         -  $                    -  $         -
001-0002073-004    $                   -  $         -  $                    -  $         -
001-0002073-005    $                   -  $         -  $                    -  $         -
001-0002073-006    $                   -  $         -  $                    -  $         -
001-0004161-404    $                   -  $         -  $                    -  $         -
001-0004240-402    $                   -  $         -  $                    -  $         -
001-0002165-001    $                   -  $         -  $                    -  $         -
001-0004274-401    $                   -  $         -  $                    -  $         -
001-0000904-503    $                   -  $         -  $                    -  $         -
001-0000110-563    $                   -  $         -  $                    -  $         -
001-0002183-002    $            1,182.99  $         -  $                    -  $         -
001-0002183-003    $            4,186.81  $         -  $                    -  $         -
001-0002183-001    $           22,575.73  $         -  $                    -  $         -
001-0000925-504    $            2,002.58  $    230.65  $             1,673.75  $    230.65
001-0000925-502    $            2,051.07  $         -  $             1,714.27  $         -
001-0000925-503    $            2,089.62  $         -  $             1,746.50  $         -
001-0001996-002    $            5,281.29  $         -  $             4,414.08  $         -
001-0002826-003    $           75,532.83  $  8,875.00  $            71,544.85  $  3,771.77
001-0002906-001    $          163,614.00  $         -  $           154,439.70  $         -

PAYOFFS
001-0002149-001    $            2,612.50  $         -  $                    -  $         -  July, 2004 Payoff
001-0002073-002    $                   -  $         -                                       June, 2004 Payoff
001-0002073-008    $                   -  $         -                                       June, 2004 Payoff
001-0002109-003    $                   -  $         -                                       June, 2004 Payoff
001-0001024-503    $                   -  $         -                                       May, 2004 Payoff
001-0001528-003    $                   -  $         -                                       May, 2004 Payoff
001-0001830-003    $                   -  $         -                                       May, 2004 Payoff
001-0002073-001    $                   -  $         -                                       May, 2004 Payoff
001-0002073-007    $                   -  $         -                                       May, 2004 Payoff
001-0001841-002    $                   -  $         -                                       May, 2004 Payoff
001-0002181-001    $                   -  $         -                                       May, 2004 Payoff
001-0002163-002    $                   -  $         -                                       May, 2004 Payoff
001-0002163-001    $                   -  $         -                                       May, 2004 Payoff
001-0001537-002    $                   -  $         -                                       April, 2004 Payoff
001-0002184-001    $                   -  $         -                                       April, 2004 Payoff
                   ---------------------  -----------  ----------------------  -----------
                   $          611,085.15  $225,025.00  $           235,533.15  $  4,002.42
                   =====================  ===========  ======================  ===========

DEFAULTS
001-0001945-005    $           30,736.70  $ 17,697.42  $                    -  $ 21,959.51  July, 2004 Default
001-0001945-006    $           40,852.62  $ 25,749.83  $                    -  $ 31,414.64  July, 2004 Default
001-0001945-003    $           57,158.88  $ 40,446.99  $                    -  $ 48,372.90  July, 2004 Default
001-0001945-004    $           64,745.83  $ 39,023.34  $                    -  $ 48,001.29  July, 2004 Default
001-0001945-002    $          136,461.71  $ 93,001.77  $                    -  $111,924.17  July, 2004 Default
001-0002186-001                                                                             February, 2004 Default
001-0002186-002                                                                             February, 2004 Default
                   ---------------------  -----------  ----------------------  -----------
                   JUNE DEFAULTS DCB      $         -  JULY DEFAULTS DCB       $591,628.25
                   =====================  ===========  ======================  ===========

                   ---------------------  -----------  ----------------------  -----------
                      JUNE TOTAL BALANCE  $836,110.15      JULY TOTAL BALANCE  $239,535.57
                   =====================  ===========  ======================  ===========

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                              For the Payment Date
                                 August 13, 2004


With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph A. Andries
--------------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES

                                                           Payment Date: 8/13/04